Exhibit 10.16

AMENDMENT TO NON-EXECUTIVE CHAIRMAN AGREEMENT

THIS AMENDMENT TO NON-EXECUTIVE CHAIRMAN AGREEMENT (this “Amendment”) is dated effective as of June 24, 2014, by and between Rightside Group, Ltd., a Delaware corporation (the “Company”), David E. Panos (the “Chairman”) and Demand Media, Inc., a Delaware corporation (“Demand”).  Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings set forth in the Agreement.

WHEREAS, on January 9, 2014, the Company, the Chairman and Demand entered into that certain Non-Executive Chairman Agreement (the “Agreement”) pursuant to which the Company retained the services of the Chairman as of the Effective Date as more particularly set forth therein, and for other purposes; and

WHEREAS, the parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Chairman and Demand hereby agree as set forth below.

1.              Section 9(g)(ii) is hereby amended and replaced in its entirety with the following:

“(ii) the Effective Date does not occur on or prior to December 31, 2014 (or such later date as the Chairman, Demand and the Company agree in writing), in either case, this Agreement (including, without limitation, the immediately preceding sentence) shall have no force or effect.”

2.              Except as modified hereby, the Agreement shall remain in full force and effect and is hereby ratified by the Company, the Chairman and Demand.

3.              The Company, the Chairman and Demand each represents and warrants to the other that it has the right, power and authority to enter into this Amendment.

4.              The Company, the Chairman and Demand hereby agree that facsimile signatures hereto are valid and binding.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company, the Chairman and Demand have caused the foregoing Amendment to be signed by a duly authorized agent of each party, the day and year first above written.

Rightside Group, Ltd.,
a Delaware corporation

By:	/s/ Taryn Naidu
Name: Taryn Naidu
Title: CEO

DEMAND MEDIA, INC.,
a Delaware corporation

By:	/s/ Shawn Colo
Name: Shawn Colo
Title: Interim CEO

“CHAIRMAN”

/s/ David. E. Panos
David E. Panos